Exhibit 99.5

Independent Auditor’s Report

To the Board of Managers and Members of

Woodford Petroleum LLC

We have audited the accompanying financial statements of Woodford Petroleum LLC (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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The Board of Managers and Members of

Woodford Petroleum LLC

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodford Petroleum LLC as of December 31, 2020 and 2019, and the results of its operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas

May 21, 2021

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Financial Statements

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Woodford Petroleum LLC

Balance Sheets

December 31, 2020 and 2019

	2020	2019
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,969	$638,676
Accounts receivable - oil and gas sales	27,586	59,140

Total current assets	29,555	697,816

OIL AND GAS PROPERTIES, full cost method, net	1,817,830	2,867,774

TOTAL ASSETS	$1,847,385	$3,565,590

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$11,912	$11,691
Accounts payable - related party	118,248	1,126,174

Total current liabilities	130,160	1,137,865

NON-CURRENT LIABILITIES
Note payable	150,900	-
Asset retirement obligations	75,925	87,734

Total non-current liabilities	226,825	87,734

Total liabilities	356,985	1,225,599

MEMBERS’ EQUITY	1,490,400	2,339,991

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,847,385	$3,565,590

The Notes to Financial Statements are an integral part of these statements.

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Woodford Petroleum LLC

Statements of Operations

Years Ended December 31, 2020 and 2019

	2020	2019
REVENUES
Oil and gas sales	$400,562	$681,838

OPERATING EXPENSES
Lease operating	130,622	267,927
Production tax	25,314	42,422
General and administrative	640,509	1,164,059
Accretion	3,109	3,593
Depreciation, depletion and amortization	245,521	296,250
Impairment	907,235	311,132

Total expenses	1,952,310	2,085,383

Loss from operations	(1,551,748)	(1,403,545)

OTHER INCOME
Interest income	206	700

NET LOSS	$(1,551,542)	$(1,402,845)

The Notes to Financial Statements are an integral part of these statements.

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Woodford Petroleum LLC

Statements of Changes in Members’ Equity

Years Ended December 31, 2020 and 2019

BALANCE, January 1, 2019	$2,396,934

Members’ contributions	1,345,902

Net loss	(1,402,845)

BALANCE, December 31, 2019	2,339,991

Members’ contributions	701,951

Net loss	(1,551,542)

BALANCE, December 31, 2020	$1,490,400

The Notes to Financial Statements are an integral part of these statements.

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Woodford Petroleum LLC

Statements of Cash Flows

Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,551,542)	$(1,402,845)
Adjustments to reconcile net loss to net used in operating activities
Depreciation, depletion and amortization	245,521	296,250
Impairment	907,235	311,132
Accretion expense	3,109	3,593
Change in operating assets and liabilities
Accounts receivable - oil and gas sales	31,554	20,064
Settlement of asset retirement obligations	(14,918)	-
Accounts payable	221	5,258
Accounts payable - related party	(1,007,926)	474,544

Net cash used in operating activities	(1,386,746)	(292,004)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(102,812)	(916,467)

Net cash used in investing activities	(102,812)	(916,467)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Note payable	150,900	-
Members’ contributions	701,951	1,345,902

Net cash provided by financing activities	852,851	1,345,902

Net (decrease) increase in cash and cash equivalents
	(636,707)	137,431
CASH AND CASH EQUIVALENTS, beginning of year	638,676	501,245

CASH AND CASH EQUIVALENTS, end of year	$1,969	$638,676

NON-CASH FINANCING AND INVESTING ACTIVITIES
Asset retirement obligations	$-	$18,027

Capital expenditures accrued in accounts payable - related party	$-	$359,253

The Notes to Financial Statements are

an integral part of these statements.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 1. Organization and Business

Woodford Petroleum LLC (the Company) is a limited liability company organized on February 3, 2017 in the State of Delaware. The Company is an independent oil and natural gas company engaged in acquisition, exploration, production, and development of reserves in the Mid-Continent region, including Oklahoma, Colorado, Kansas and Texas. The Company’s strategy is to target areas near existing production that have not been produced.

The rights and obligations of the equity holders of the Company (the Members) are governed by the Limited Liability Company Agreement of Woodford Petroleum LLC (the Agreement). According to the Agreement, Members shall not be liable for the debts, obligations, or liabilities of the Company.

The Company has two classes of member units, Class A and Class B. Class A Members have the preferential position in the distributions of available cash and the authorization to appoint the Members of the Board of Managers under the terms of the Agreement. At December 31, 2020, 7,851 Class A units and 1,000 Class B units were issued. In accordance with the Agreement, Class A Members have committed to contribute up to $20,700,000 to the Company. Capital calls through December 31, 2020 from Class A Members totaled $7,850,854.

According to the Agreement, the Company shall dissolve and cease to exist upon the first to occur of the following: (a) election of the Board of Managers to dissolve the Company, (b) the occurrence of any other event causing dissolution of the Company, or (c) December 31, 2022 (or later date as approved by a majority vote of the Board of Managers).

Note 2. Summary of Significant Accounting Policies

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP). Accounting principles followed and the methods of applying those principles which materially affect the determination of financial position, results of operations, and cash flows are summarized below.

Management Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Significant assumptions are required in the valuation of proved oil and gas reserves which, as described below, may affect the amount at which oil and gas properties are recorded. Estimation of asset retirement obligations also require significant assumptions. It is possible these estimates could be revised in the near term and these revisions could be material.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

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Woodford Petroleum LLC

Notes to Financial Statements

Accounts Receivable – Oil and Gas Sales

Accounts receivable – oil and gas sales include amounts due from oil and gas purchasers. Accounts receivable include accrued revenues due under normal trade terms, generally requiring payment within 30 – 60 days of production. No interest was charged in 2020 and 2019 on past-due balances. The Company’s allowance for doubtful accounts is determined based upon reviews of individual accounts, historical losses, existing economic conditions and other pertinent factors. The Company did not provide an allowance for doubtful accounts at December 31, 2020 and 2019, based upon management’s expectation that all receivables will be collected.

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including costs directly related to overhead and related asset retirement obligations, are capitalized. Costs incurred to maintain producing wells and related equipment and lease and well operating costs are charged to expense as incurred.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unevaluated properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the unevaluated properties are impaired, the related costs are added to the capitalized costs to be amortized.

Unevaluated oil and gas properties consist principally of the Company’s acquisition costs in undeveloped leases net of transfers to depletable oil and gas properties. When leases are developed, expire, or are abandoned, the related costs are transferred from unevaluated oil and gas properties to depletable oil and gas properties. Additionally, the Company reviews the carrying costs of unevaluated properties for the purpose of determining probable future lease expirations and abandonments, and prospective discounted future economic benefit attributable to the leases. The Company records an allowance for impairment based on the review with the corresponding charge being made to depletable oil and gas properties.

In addition, the capitalized costs are subject to a “ceiling test,” which limits such costs to the aggregate of the estimated present value (discounted at ten percent) of future net revenues from proved reserves, using the first of the month un-weighted average pricing for the year, based on current operating conditions, plus the fair market value of unevaluated properties. The Company recognized an impairment expense of $907,235 and $311,132 during 2020 and 2019, respectively.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves, in which case the gain or loss is recognized in the operating results of the Company. Abandoned properties are accounted for as adjustments of capitalized costs with no loss recognized.

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Woodford Petroleum LLC

Notes to Financial Statements

Asset Retirement Obligations

The Company accounts for its asset retirement obligations in accordance with FASB Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations (ASC Topic 410). ASC Topic 410 establishes accounting requirements for retirement obligations associated with tangible long-lived assets, including: 1) the timing of liability recognition, 2) initial measurement of the liability, 3) allocation of asset retirement costs to expense, 4) subsequent measurement of the liability, and 5) related financial statement disclosure. ASC Topic 410 requires that an asset retirement cost be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method.

The Company’s asset retirement obligations relate to future plugging and abandonment costs of its oil and gas properties. Under the provisions of ASC Topic 410, the fair value of a liability for an asset retirement obligation is recorded in the period in which it is incurred with a corresponding increase in the carrying amount of the related long-lived asset. The liability is accreted each period, and the capitalized cost is depreciated over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, the difference is recorded as an adjustment to the full cost pool.

Revenue Recognition

The Company’s revenues are primarily derived from its interests in the sale of oil and natural gas production. The Company recognizes revenue from its interests in the sales of oil and natural gas in the period that its performance obligations are satisfied. Performance obligations are satisfied when the customer obtains control of product, when the Company has no further obligations to perform related to the sale, when the transaction price has been determined and when collectability is probable. The sales of oil and gas are made under contracts which the related-party operators of the wells have negotiated with customers, which typically include variable consideration that is based on pricing tied to local indices and volumes delivered in the current month. The Company receives payment from the sale of oil and natural gas production from one to two months after delivery. At the end of each month when the performance obligation is satisfied, the variable consideration can be reasonably estimated and amounts due from customers are accrued in accounts receivable, net in the balance sheets. Variances between the Company’s estimated revenue and actual payments are recorded in the month the payment is received, however, differences have been and are insignificant. Accordingly, the variable consideration is not constrained.

The Company’s oil is typically sold at delivery points under contracts terms that are common in its industry. The Company’s natural gas produced is delivered to various purchasers at agreed upon delivery points under a limited number of contract types that are also common in the industry. Regardless of the contract type, the terms of these contracts compensate the well operators for the value of the oil and gas at specified prices, and then the well operators will remit payment to the Company for its share in the value of the oil and gas.

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Woodford Petroleum LLC

Notes to Financial Statements

The Company’s disaggregated revenue has two revenue sources which are oil sales and natural gas sales and only operates in one geographic area.

	2020	2019

Oil Sales	$396,062	$657,870
Gas Sales	4,500	23,968

	$400,562	$681,838

Income Taxes

The Company is organized as a Delaware limited liability company and is treated as a flow-through entity for federal income tax purposes. As a result, the net taxable income or loss of the Company and any related tax credits, for federal income tax purposes, are deemed to pass to the members of the Company even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no tax provision has been made in the financial statements of the Company since the federal income tax is an obligation of the members.

The Company follows the provisions of FASB ASC Topic 740, Income Taxes (ASC Topic 740), related to accounting for uncertainties in income taxes. ASC Topic 740 provides the accounting for uncertainties in income taxes by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. ASC Topic 740 requires that the Company recognize in its financial statements the financial effects of a tax position, if that position is more likely than not of being sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position.

ASC Topic 740 also provides guidance on measurement, classification, interest and penalties and disclosure. Tax positions taken related to the Company’s pass-through status and those taken in determining its state income tax liability, including deductibility of expenses, have been reviewed and management is of the opinion that material positions taken by the Company would more likely than not be sustained upon examination. Accordingly, the Company has not recorded an income tax liability for uncertain tax positions.

Significant Concentrations

The Company regularly maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses with respect to the related risks to cash and cash equivalents and does not believe its exposure to such risk to be more than nominal.

The Company had revenues from three purchasers which accounted for 100% of oil and gas revenues during 2020 and 2019. This concentration of customers may impact the Company’s overall business risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions. The Company believes this risk is mitigated by the size, reputation and nature of its purchasers. The Company generates 100% of its revenues from oil and gas production in Oklahoma.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 3. Oil and Gas Properties

Oil and gas properties consist of the following at December 31, 2020 and 2019:

	2020	2019

Proved properties	$5,415,992	$5,287,255
Accumulated depreciation, depletion, amortization and impairment	(3,598,162)	(2,445,406)

	1,817,830	2,841,849

Unevaluated properties	-	25,925

Oil and gas properties, net	$1,817,830	$2,867,774

Depreciation, depletion and amortization expense was $245,521 and $296,250 during the years ended 2020 and 2019, respectively.

Note 4. Long-term Debt

On May 22, 2020, the Company entered into a note payable agreement for $150,900, with the United States Federal Government under the Economic Injury Disaster Loan (EIDL) administered by the United States Small Business Administration (SBA). The note payable bears interest of 3.75% per year and is payable in monthly payments beginning a year from the effective date. The note matures on May 22, 2050.

Note 5. Asset Retirement Obligations

The following is a reconciliation of the asset retirement obligations liability at December 31, 2020 and 2019:

	2020	2019

Balance, beginning of year	$87,734	$66,114
Liabilities incurred	-	18,027
Liabilities settled	(14,918)	-
Accretion expense	3,109	3,593

Balance, end of year	$75,925	$87,734

The Company has no plans to plug and abandon any wells in the year ended December 31, 2021.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 6. Related Party Transactions

One of the Class A members of the Company hold 100% of the ownership in K3 Oil and Gas Operating Company (K3 Operating). K3 Operating is the operator for the Company, and pays the majority of expenditures, including capital and operating expenses, on the Company’s behalf. The Company then reimburses K3 Operating for its portion of the expenditures. As of December 31, 2020 and 2019, the Company had a payable to K3 Operating related to these expenditures in the amounts of $118,248 and $1,126,174, respectively. Substantially all of the general and administrative expenses were incurred by and charged to the Company by K3 Operating.

Note 7. Fair Value Measurements

FASB ASC Topic 820, Fair Value Measurements and Disclosures (ASC Topic 820) defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurement. The three-level fair value hierarchy for disclosure of fair value measurements defined by ASC Topic 820 is as follows:

Level 1	Unadjusted, quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Inputs, other than quoted prices within Level 1, that are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3	Prices or valuations that require unobservable inputs that are both significant to the fair value measurement and unobservable. Valuation under Level 3 generally involves a significant degree of judgment from management.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Fair Value on a Nonrecurring Basis

Asset Retirement Obligations

The asset retirement obligations estimates are derived from historical costs and management’s expectation of future cost environments and, therefore, the Company has designated these liabilities as Level 3 measurements. The significant inputs to this fair value measurement include estimates of plugging, abandonment and remediation costs, well life, inflation and credit-adjusted risk free rate. See Note 5 for a reconciliation of the beginning and ending balances of the liability for the Company’s asset retirement obligations.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 8. Members’ Equity Accounts

Capital contributions will be based on capital calls, to be determined by the Board of Managers. Contribution requests to the Members will be based on their commitment and any items in nature of income or gain will be applied to the Members’ capital accounts in accordance with their earnings interest, as defined by the Agreement.

The Company has two classes of members’ equity; Class A Units and Class B Units. Class A Units have all the rights, privileges, preferences and obligations provided for in the Agreement, which are consistent with an ordinary equity ownership interest. Class B Units, otherwise referred to as management incentive units, do not have voting rights. Class B unit holders will only be entitled to share in distributions and allocations if and to the extent applicable thresholds have been met. Class B Units are discussed further in Note 9.

Note 9. Management Incentive Units

The Company has a Management Incentive Plan (the Incentive Plan) to award management incentive units (in the form of Class B units) to key employees and independent contractors of the Company. The Incentive Plan is administered by the Company’s Board of Managers (the Board) and is subject to termination, at any time, as determined by the Board. The Agreement states that these Class B units are Profits Interests and are subject to vesting and achievement of a performance hurdle.

The MIUs issued fall under the guidance of FASB ASC Topic 718, Compensation – Stock Compensation, which addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for: (a) equity instruments of the company or (b) liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. ASC Topic 718 focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions.

The Class B Units represent non-voting equity interests and do not entitle the holders to voting rights. Members holding Class B Units shall be subject in all respects to the Agreement, including provisions relating to the distributions of such profits, information rights with respect to the Company, and competition and confidentiality.

Based on the relevant terms that define the Class B Units, these instruments should be treated as an equity ownership interest of the Company, with no value attributed and no expense recognized. Similar instruments that qualify as equity-based compensation instruments (such as stock options and restricted stock) with similar performance metrics are considered performance vested instruments with no expense recognized until the Company’s achievement of such metrics are deemed “probable”, as defined by ASC Topic 718.

Given the aggressive metrics set forth by the Agreement and the history of the Company as well as the practical scenarios under which similar instruments are typically realized (units typically do not have value until a major asset liquidation occurs, which cannot be deemed “probable” under ASC Topic 718 until it has occurred), the realization of these units is not probable at December 31, 2020.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 10. Commitments and Contingencies

Contingencies

In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from third party litigation, federal, state and local environmental and health and safety laws and regulations. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Environmental Issues

The Company’s operations are subject to risks normally incidental to the exploration for and the production of oil and gas, including blowouts, fires, and environmental risks such as oil spills or gas leaks that could expose the Company to liabilities associated with these risks. In the Company’s acquisition of existing or previously drilled well bores, the Company may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. The Company maintains comprehensive insurance coverage that it believes is adequate to mitigate the risk of any adverse financial effects associated with these risks.

However, should it be determined that a liability exists with respect to any environmental cleanup or restoration, the liability to cure such a violation could still fall upon the Company. No claim has been made, nor is the Company aware of the assertion of any liability which the Company may have, as it relates to any environmental cleanup, restoration or the violation of any rules or regulations relating thereto. In addition, the Company is subject to extensive regulation at the federal and state levels that may materially affect its operations.

Note 11. Subsequent Events

On January 5, 2021, the Company received a capital contribution from Class A unit holders in the amount of $65,000 to fund working capital needs.

On January 19, 2021, the Company received a capital contribution from Class A unit holders in the amount of $45,000 to fund working capital needs.

The Company has evaluated all events and transactions that occurred after December 31, 2020 and through the date the consolidated financial statements were available to be issued, May 21, 2021. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed.

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